



# CARTER VALIDUS® MISSION CRITICAL REIT II

## Supplemental Data - 3Q 2019

# Safe Harbor

## Forward-Looking Statements

Certain statements contained herein, other than historical fact, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's current expectations and beliefs regarding operational strategies, anticipated events and trends, the economy, and other future conditions and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "outlook," "plan," "potential," "predict," "project," "seek," "should," "will" and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are subject to various risks and uncertainties, and factors that could cause actual results to differ materially from the Company's expectations include those described under the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, and subsequent quarterly reports filed on Form 10-Q filed with the Securities and Exchange Commission. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company's filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

## Non-GAAP Measures

This presentation contains certain financial information not derived in accordance with the United States generally accepted accounting principles ("GAAP"). These items include earnings before interest, income taxes, depreciation and amortization for real estate ("EBITDAre"); funds from operations ("FFO"); modified funds from operations ("MFFO"); net debt; net debt leverage ratio; and net operating income ("NOI"). Refer to the Glossary for a detailed explanation of terms appearing in the supplement. Management considers each item an important supplemental measure of operating performance and believes they are frequently used by interested parties in the evaluation of real estate investment trusts. These measures should not be considered as alternatives to net income or loss as an indicator of our performance and should be considered only as a supplement to net income or loss and cash flows from operating, investing or financing activities as measures of profitability and/or liquidity, computed in accordance with GAAP.

# Key Statistics

*(Amounts in thousands, except share data)*

| Selected Balance Sheet Data | 3Q19 | 2Q19 | 1Q19 | 4Q18 | 3Q18 |
|---|---|---|---|---|---|
| Total Real Estate, Net | $ 1,691,461 | $ 1,654,263 | $ 1,665,135 | $ 1,673,732 | $ 1,612,069 |
| Total Assets | 1,989,369 | 1,941,413 | 1,961,029 | 1,963,829 | 1,918,696 |
| Total Liabilities | 1,010,103 | 937,978 | 934,368 | 916,444 | 871,507 |
| **Selected Operating Data** | | | | | |
| Total Rental Revenue | $ 48,063 | $ 46,937 | $ 46,467 | $ 46,569 | $ 45,518 |
| Total Rental Expenses | 10,740 | 10,142 | 9,128 | 9,888 | 9,447 |
| Interest and Other Expense, Net | 11,920 | 9,893 | 9,835 | 9,476 | 8,938 |
| Net (Loss) Income Attributable to Common Stockholders | (9,630) | 6,264 | 4,361 | 6,466 | 7,717 |
| Funds from Operations | 19,624 | 21,874 | 22,607 | 21,876 | 22,566 |
| Modified Funds from Operations | 15,696 | 17,926 | 18,970 | 17,569 | 18,105 |
| **Financial Ratios** | | | | | |
| Net Debt Leverage Ratio | 40.8% | 38.6% | 38.0% | 37.8% | 36.1% |
| Adjusted Interest Coverage Ratio | 0.2x | 1.6x | 1.4x | 1.7x | 1.9x |
| Net Debt to EBITDAre Ratio[1] | 6.6x | 6.0x | 5.8x | 5.9x | 5.5x |
| **Weighted Average Shares Outstanding** | | | | | |
| Basic | 137,063,509 | 136,135,710 | 136,179,343 | 135,271,638 | 132,467,127 |
| Diluted | 137,063,509 | 136,161,037 | 136,204,843 | 135,297,138 | 132,491,755 |

1. EBITDAre is annualized based on actual quarter EBITDAre.

# Condensed Consolidated Balance Sheets

| *(Amounts in thousands, except share data)* | (Unaudited) September 30, 2019 | December 31, 2018 |
|---|---|---|
| **ASSETS** | | |
| Real estate: | | |
| Land | $ 247,351 | $ 246,790 |
| Buildings and improvements, less accumulated depreciation of $112,138 and $84,594, respectively | 1,444,110 | 1,426,942 |
| Total real estate, net | 1,691,461 | 1,673,732 |
| Cash and cash equivalents | 67,969 | 68,360 |
| Acquired intangible assets, less accumulated amortization of $56,004 and $42,081, respectively | 142,643 | 154,204 |
| Right-of-use assets - operating leases | 13,665 | — |
| Other assets, net | 73,631 | 67,533 |
| **Total assets** | $ 1,989,369 | $ 1,963,829 |
| **LIABILITIES AND STOCKHOLDERS' EQUITY** | | |
| Liabilities: | | |
| Notes payable, net of deferred financing costs of $2,736 and $3,441, respectively | $ 463,770 | $ 464,345 |
| Credit facility, net of deferred financing costs of $3,088 and $2,489, respectively | 436,912 | 352,511 |
| Accounts payable due to affiliates | 9,592 | 12,427 |
| Accounts payable and other liabilities | 35,643 | 29,555 |
| Acquired intangible liabilities, less accumulated amortization of $10,976 and $7,592, respectively | 53,701 | 57,606 |
| Operating lease liabilities | 10,485 | — |
| **Total liabilities** | 1,010,103 | 916,444 |
| Stockholders' equity: | | |
| Preferred stock, $0.01 par value per share, 100,000,000 shares authorized; none issued and outstanding | — | — |
| Common stock, $0.01 par value per share, 500,000,000 shares authorized; 146,803,214 and 143,412,353 shares issued, respectively; 137,438,343 and 136,466,242 shares outstanding, respectively | 1,374 | 1,364 |
| Additional paid-in capital | 1,200,917 | 1,192,340 |
| Accumulated distributions in excess of earnings | (215,943) | (152,421) |
| Accumulated other comprehensive (loss) income | (7,083) | 6,100 |
| **Total stockholders' equity** | 979,265 | 1,047,383 |
| Noncontrolling interests | 1 | 2 |
| **Total equity** | 979,266 | 1,047,385 |
| **Total liabilities and stockholders' equity** | 1,989,369 | $ 1,963,829 |

CARTER VALIDUS MISSION CRITICAL REIT II

# Condensed Consolidated Statements of Comprehensive (Loss) Income

| *(Unaudited, amounts in thousands except share data and per share amounts)* | Three Months Ended September 30, 2019 | Three Months Ended September 30, 2018 | Nine Months Ended September 30, 2019 | Nine Months Ended September 30, 2018 |
|---|---|---|---|---|
| **Revenue:** | | | | |
| Rental revenue | $ 48,063 | $ 45,518 | $ 141,467 | $ 130,760 |
| **Expenses:** | | | | |
| Rental expenses | 10,740 | 9,447 | 30,010 | 27,439 |
| General and administrative expenses | 2,239 | 1,244 | 5,177 | 3,526 |
| Asset management fees | 3,540 | 3,323 | 10,527 | 9,655 |
| Depreciation and amortization | 16,254 | 14,849 | 50,110 | 42,848 |
| Impairment loss on real estate | 13,000 | — | 13,000 | — |
| Total expenses | 45,773 | 28,863 | 108,824 | 83,468 |
| **Income from operations** | 2,290 | 16,655 | 32,643 | 47,292 |
| Interest and other expense, net | 11,920 | 8,938 | 31,648 | 24,885 |
| **Net (loss) income attributable to common stockholders** | $ (9,630) | $ 7,717 | $ 995 | $ 22,407 |
| **Other comprehensive (loss) income:** | | | | |
| Unrealized (loss) income on interest rate swaps, net | $ (2,123) | $ 972 | $ (13,286) | $ 7,365 |
| Other comprehensive (loss) income | (2,123) | 972 | (13,286) | 7,365 |
| **Comprehensive (loss) income attributable to common stockholders** | $ (11,753) | $ 8,689 | $ (12,291) | $ 29,772 |
| **Weighted average number of common shares outstanding:** | | | | |
| Basic | 137,063,509 | 132,467,127 | 136,461,135 | 129,614,816 |
| Diluted | 137,063,509 | 132,491,755 | 136,484,303 | 129,637,967 |
| **Net (loss) income per common share attributable to common stockholders:** | | | | |
| Basic | $ (0.07) | $ 0.06 | $ 0.01 | $ 0.17 |
| Diluted | $ (0.07) | $ 0.06 | $ 0.01 | $ 0.17 |
| **Distributions declared per common share** | $ 0.16 | $ 0.16 | $ 0.47 | $ 0.47 |

# Debt

## Debt Summary ($ in millions)

| | As of September 30, 2019 | | |
|---|---|---|---|
| | Amount | Rate[1] | % of Total |
| Fixed rate debt | | | |
| Notes payable, fixed through interest rate swaps | $ 246.7 | 4.6% | 27.2% |
| Notes payable | 219.8 | 4.3% | 24.2% |
| Credit facility term loan, fixed through interest rate swaps | 250.0 | 4.1% | 27.6% |
| Total fixed rate debt | 716.5 | 4.3% | 79.0% |
| Variable rate debt[2] | | | |
| Credit facility term loan | 30.0 | 4.3% | 3.3% |
| Revolving line of credit | 160.0 | 4.3% | 17.7% |
| Total variable rate debt | 190.0 | 4.3% | 21.0% |
| Total principal debt | $ 906.5 | 4.3% | 100.0% |

## Debt Maturities ($ in millions)[3]



$350M
$300M
$250M
$200M
$150M
$100M
$50M
$0M
$322
$280
$150
$105
$25
2019
2020
2021
2022
2023
2024
2025+
Fixed Rate Notes Payable
Notes Payable Fixed Through Interest Rate Swaps
Credit Facility Term Loan Fixed Through Interest Rate Swaps
Variable Rate Credit Facility Term Loan
Revolving Line of Credit [4]

As of September 30, 2019

1. Weighted average interest rate as of September 30, 2019.
2. LIBOR plus an applicable margin based on the company's debt agreements.
3. Excludes principal amortization payments.
4. The revolving line of credit has a maturity date of April 27, 2022, subject to the operating partnership's right for one 12-month extension period.

CARTER VALIDUS MISSION CRITICAL REIT II

# Same Store NOI & Occupancy Trends


37.0
35.0
33.0
31.0
29.0
27.0
25.0
NOI ($ in millions)
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
End of Period Occupancy (%)
97.4%
97.4%
97.4%
96.6%
96.6%
$35.5
$35.4
$34.5
$34.1
$34.4
3Q18
4Q18
1Q19
2Q19
3Q19

**74 Properties**[1]

1. Each quarter's results are based on properties owned as of July 1, 2018. Properties under development are not included.

# Portfolio Overview

| | |
|---|---|
| **Total Investments:**[1] | $1.940 Billion |
| **Remaining Lease Term:**[2] | 9.4 Years |
| **Occupancy Rate:**[3] | 97.0% |

| | |
|---|---|
| **Number of Properties:** | 90 |
| **Rent Escalation:**[2] | 2.2% |
| **Net Asset Value Per Share:**[4] | $9.25 |

## Tenant Credit Concentrations[5]

- Investment Grade Rated Tenant/Guarantor
- Non-Investment Grade Tenant/Guarantor
- Non-Rated Tenant/Guarantor
- Non-Rated Tenant Guarantor affiliated with Investment Grade Parent



13.6%
25.9%
42.4%
18.1%

## Annualized Distribution Rates:[6]

| | |
|---|---|
| Class A: | 6.40% |
| Class I: | 7.04% |
| Class T: | 5.79% |
| Class T2: | 5.82% |

1. Based on aggregate contract purchase price, acquisition costs and additional capital expenditures as of September 30, 2019.
2. Weighted average remaining lease term and weighted average rent escalation are based on leased square footage as of September 30, 2019.
3. Weighted average occupancy rate based on rentable square footage as of September 30, 2019.
4. The estimated net asset value per share was calculated as of June 30, 2018, effective as of October 1, 2018.
5. Based on total rental revenue for the nine months ended September 30, 2019.
6. The Class A annualized rate assumes a purchase price of $10.278 per share; the Class I annualized rate assumes a purchase price of $9.343 per share; the Class T annualized rate assumes a purchase price of $9.840 per share; the Class T2 annualized rate assumes a purchase price of $9.788 per share.

CARTER VALIDUS MISSION CRITICAL REIT II

# Portfolio Geography



**Properties per Market**

SINGLE HEALTHCARE PROPERTY

MULTIPLE HEALTHCARE PROPERTIES

SINGLE DATA CENTER PROPERTY

MULTIPLE DATA CENTER PROPERTIES

*As of September 30, 2019*

# Portfolio Statistics by Segment

## Healthcare ($ in thousands)

| | Three Months Ended September 30 | | Nine Months Ended September 30 | |
|---|---|---|---|---|
| | 2019 | 2018 | 2019 | 2018 |
| Rental Revenue | $ 19,833 | $ 18,675 | $ 58,722 | $ 54,317 |
| Rental Expenses | (2,326) | (2,554) | (6,494) | (7,409) |
| Total Net Operating Income | $ 17,507 | $ 16,121 | $ 52,228 | $ 46,908 |
| NOI Margin | 88.3% | 86.3% | 88.9% | 86.4% |
| NOI Yield[1] | 7.0% | 7.5% | 7.0% | 7.2% |
| **As of September 30** | | | | |
| Rentable Square Feet | | | 2,820,033 | 2,275,334 |
| Number of Properties | | | 61 | 49 |
| Weighted Average Annualized Base Rent per Leased Square Foot | | | $ 25.74 | $ 27.19 |
| Weighted Average Remaining Lease Term | | | 11.1 yrs | 11.7 yrs |
| Weighted Average Occupancy | | | 97.3% | 96.7% |

## Data Center ($ in thousands)

| | Three Months Ended September 30 | | Nine Months Ended September 30 | |
|---|---|---|---|---|
| | 2019 | 2018 | 2019 | 2018 |
| Rental Revenue | $ 28,230 | $ 26,843 | $ 82,745 | $ 76,443 |
| Rental Expenses | (8,414) | (6,893) | (23,516) | (20,030) |
| Total Net Operating Income | $ 19,816 | $ 19,950 | $ 59,229 | $ 56,413 |
| NOI Margin | 70.2% | 74.3% | 71.6% | 73.8% |
| NOI Yield[1] | 8.4% | 8.6% | 8.4% | 8.1% |
| **As of September 30** | | | | |
| Rentable Square Feet | | | 3,296,091 | 3,266,144 |
| Number of Properties | | | 29 | 28 |
| Weighted Average Annualized Base Rent per Leased Square Foot | | | $ 24.60 | $ 23.74 |
| Weighted Average Remaining Lease Term | | | 8.0 yrs | 8.6 yrs |
| Weighted Average Occupancy | | | 96.8% | 96.2% |

1. Calculated using annualized NOI for the three and nine months ended September 30, 2019 and 2018, respectively.

# Portfolio Diversification – Healthcare

## Top 10 Markets based on Annualized Base Rent[1]

| | As of September 30, 2019 | | As of September 30, 2018 | |
|---|---|---|---|---|
| Top 10 Markets[1] | Rentable Sq. Ft. | % Leased[2] | Rentable Sq. Ft. | % Leased[2] |
| Oklahoma City | 398,543 | 100.0% | 398,543 | 100.0% |
| Dallas | 193,149 | 99.5% | 193,149 | 99.5% |
| Philadelphia | 122,356 | 100.0% | 122,356 | 100.0% |
| Houston | 203,824 | 72.1% | 203,824 | 100.0% |
| Cincinnati | 237,496 | 100.0% | 237,496 | 100.0% |
| Austin | 106,996 | 100.0% | 106,996 | 100.0% |
| Riverside | 47,008 | 100.0% | 47,008 | 100.0% |
| Laredo | 179,809 | 100.0% | — | — |
| Grand Rapids | 106,807 | 83.2% | 106,807 | 92.7% |
| Des Moines | 97,262 | 100.0% | 39,106 | 100.0% |
| **Total** | **1,693,250** | **95.5%** | **1,455,285** | **99.4%** |

## Top 10 Geographic Diversification[1,3]



Oklahoma City 13.0%
Dallas 10.0%
Philadelphia 9.7%
Houston 7.0%
Cincinnati 5.5%
Austin 5.0%
Riverside 4.7%
Laredo 4.1%
Grand Rapids 4.0%
Des Moines 3.7%

## Property Diversification



Inpatient Rehabilitation Facility 29.6%
Acute Care Hospital 20.0%
Long Term Acute Care Hospital 6.0%
Other 3.2%
Medical Office Building 41.2%

1. Based on annualized September 2019 base rent.
2. Weighted average occupancy based on rentable square feet.
3. Percentages represent each market's annualized September 2019 base rent compared to total of all markets' annualized September 2019 base rent.

CARTER VALIDUS MISSION CRITICAL REIT II

# Lease Expirations and Tenant Concentration

## Healthcare Lease Expirations[1]



$60.00M
$50.00M
$40.00M
$30.00M
$20.00M
$10.00M
$.00M
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Thereafter
Annualized September 2019 Base Rent
Expiring Leased Square Footage

## Top 10 Healthcare Tenants based on Annualized Base Rent

| Tenant Name[2] | Annualized September 2019 Base Rent | % of Total Healthcare Portfolio |
|---|---|---|
| Post Acute Medical, LLC | $ 10,067,344 | 14.3% |
| Confidential Healthcare Tenant #10 | 6,545,266 | 9.3% |
| Kessler Institute for Rehabilitation, Inc. | 4,936,092 | 7.0% |
| Community Health Systems, Inc. | 4,565,392 | 6.5% |
| Fort Worth Surgicare Partners, Ltd. | 3,600,930 | 5.1% |
| Confidential Healthcare Tenant #4 | 3,302,731 | 4.7% |
| Encompass Rehabilitation Hospital of Austin, LLC | 2,670,924 | 3.8% |
| Heritage Park Surgical Hospital, LLC | 2,480,063 | 3.5% |
| RCCH Healthcare Partners, LLC | 2,461,609 | 3.5% |
| Confidential Healthcare Tenant #9 | 2,269,713 | 3.2% |
| **Total** | **$ 42,900,064** | **60.9%** |

1. Includes a tenant, whose original lease expiration date was September 30, 2022. On November 8, 2019, the Company and the tenant entered into an early termination agreement, which will have a lease termination date of December 31, 2019.
2. Includes tenants under common control.

# Acquisitions

## 2019 Healthcare Acquisitions

| Date Acquired | Property | Rentable Square Feet | Market | State | Acquisition Price (in thousands) |
|---|---|---|---|---|---|
| 8/16/2019 | Bryant Healthcare Facility | 16,154 | Little Rock | AR | $ 4,408 |
| 9/19/2019 | TAM Healthcare Facilities - Laredo A | 61,677 | Laredo | TX | 14,502 |
| 9/19/2019 | TAM Healthcare Facilities - Laredo B | 118,132 | Laredo | TX | 27,736 |
| 9/19/2019 | TAM Healthcare Facilities - Poplar Bluff | 71,519 | Poplar Bluff | MO | 15,757 |
| 9/19/2019 | TAM Healthcare Facilities - Tucson | 34,009 | Tucson | AZ | 7,448 |
| **Total 2019 Healthcare Acquisitions** | | **301,491** | | | **$ 69,851** |

*As of September 30, 2019*

# Healthcare Portfolio

| Property Description | Market | State | Rentable Square Feet | Date Acquired | Occupancy | Property Subtype | Inpatient/ Outpatient |
|---|---|---|---|---|---|---|---|
| Aurora Healthcare Facility | Chicago | IL | 24,722 | 3/30/2017 | 100.0% | Medical Office Building | Outpatient |
| Baylor Surgery Center at Fort Worth | Dallas | TX | 36,800 | 12/23/2015 | 100.0% | Medical Office Building | Outpatient |
| Baylor Surgical Hospital at Fort Worth | Dallas | TX | 83,464 | 12/31/2014 | 100.0% | Acute Care Hospital | Inpatient |
| Baylor Surgical Hospital Integrated Medical Facility | Dallas | TX | 8,268 | 12/31/2014 | 87.3% | Medical Office Building | Outpatient |
| Benton Healthcare I (Benton) | Little Rock | AR | 104,419 | 10/17/2018 | 100.0% | Medical Office Building | Outpatient |
| Benton Healthcare II (Bryant) | Little Rock | AR | 23,450 | 10/17/2018 | 100.0% | Medical Office Building | Outpatient |
| Benton Healthcare III (Benton) | Little Rock | AR | 11,350 | 10/17/2018 | 100.0% | Medical Office Building | Outpatient |
| Benton Healthcare IV (Hot Springs) | Little Rock | AR | 8,573 | 10/17/2018 | 100.0% | Medical Office Building | Outpatient |
| Bryant Healthcare Facility | Little Rock | AR | 16,154 | 8/16/2019 | 100.0% | Medical Office Building | Outpatient |
| Carrollton Healthcare Facility | Dallas | TX | 21,990 | 4/27/2018 | 100.0% | Medical Office Building | Outpatient |
| Clarion IMF | Pittsburgh | PA | 33,000 | 6/1/2015 | 100.0% | Medical Office Building | Outpatient |
| Clive Healthcare Facility | Des Moines | IA | 58,156 | 11/26/2018 | 100.0% | Medical Office Building | Outpatient |
| Corpus Christi Surgery Center | Corpus Christi | TX | 25,102 | 12/22/2016 | 100.0% | Medical Office Building | Outpatient |
| Cy Fair Surgical Center | Houston | TX | 13,645 | 7/31/2014 | 100.0% | Medical Office Building | Outpatient |
| Grand Rapids Healthcare Facility | Grand Rapids | MI | 106,807 | 12/7/2016 | 83.2% | Medical Office Building | Outpatient |
| Heartland Rehabilitation Hospital | Kansas City | KS | 54,568 | 2/17/2015 | 100.0% | Inpatient Rehab Facility | Inpatient |
| Heritage Park - Sherman I | Sherman | TX | 57,576 | 11/20/2015 | 100.0% | Acute Care Hospital | Inpatient |
| Heritage Park - Sherman II | Sherman | TX | 8,055 | 11/20/2015 | 100.0% | Medical Office Building | Outpatient |
| Houston Surgical Hospital and LTACH | Houston | TX | 102,369 | 6/30/2015 | 44.5% | Long-Term Acute Care | Inpatient |
| HPI - Edmond (TPG Medical Edmond) | Oklahoma City | OK | 17,700 | 1/20/2016 | 100.0% | Medical Office Building | Outpatient |
| HPI - Newcastle (Tri-Cities) | Oklahoma City | OK | 7,424 | 2/3/2016 | 100.0% | Medical Office Building | Outpatient |
| HPI - Oklahoma City I (Community Hospital) | Oklahoma City | OK | 94,076 | 12/29/2015 | 100.0% | Acute Care Hospital | Inpatient |
| HPI - Oklahoma City II (TPG Medical Western) | Oklahoma City | OK | 41,394 | 12/29/2015 | 100.0% | Medical Office Building | Outpatient |
| HPI - Oklahoma City III (Fountain Park Family Phys) | Oklahoma City | OK | 8,762 | 1/27/2016 | 100.0% | Medical Office Building | Outpatient |
| HPI - Oklahoma City IV (HPI Office) | Oklahoma City | OK | 5,000 | 1/27/2016 | 100.0% | Medical Office Building | Outpatient |
| HPI - Oklahoma City V (Fountain Park Medical Plaza) | Oklahoma City | OK | 43,676 | 2/11/2016 | 100.0% | Medical Office Building | Outpatient |
| HPI - Oklahoma City VI (OSSO Spine) | Oklahoma City | OK | 14,676 | 3/7/2016 | 100.0% | Medical Office Building | Outpatient |
| HPI - Oklahoma City VII (Mediplex) | Oklahoma City | OK | 102,978 | 6/22/2016 | 100.0% | Acute Care Hospital | Inpatient |
| Indianola Healthcare I | Des Moines | IA | 18,116 | 9/26/2018 | 100.0% | Medical Office Building | Outpatient |
| Indianola Healthcare II | Des Moines | IA | 20,990 | 9/26/2018 | 100.0% | Medical Office Building | Outpatient |
| Integris Lakeside Women's Hospital | Oklahoma City | OK | 62,857 | 6/30/2016 | 100.0% | Acute Care Hospital | Inpatient |

*As of September 30, 2019*

# Healthcare Portfolio (continued)

| Property Description | Market | State | Rentable Square Feet | Date Acquired | Occupancy | Property Subtype | Inpatient/ Outpatient |
|---|---|---|---|---|---|---|---|
| KMO IMF - Augusta | Augusta | ME | 51,000 | 7/22/2015 | 100.0% | Medical Office Building | Outpatient |
| KMO IMF - Cincinnati I | Cincinnati | OH | 139,428 | 7/22/2015 | 100.0% | Medical Office Building | Outpatient |
| KMO IMF - Cincinnati II | Cincinnati | OH | 41,600 | 7/22/2015 | 100.0% | Medical Office Building | Outpatient |
| KMO IMF - Florence | Cincinnati | KY | 41,600 | 7/22/2015 | 100.0% | Medical Office Building | Outpatient |
| KMO IMF - Oakland | Augusta | ME | 20,000 | 7/22/2015 | 100.0% | Medical Office Building | Outpatient |
| Mercy Healthcare Facility | Cincinnati | OH | 14,868 | 10/29/2014 | 100.0% | Medical Office Building | Outpatient |
| Nebraska Healthcare Facility | Omaha | NE | 40,402 | 10/14/2015 | 100.0% | Other | Inpatient |
| New England Sinai Medical Center | Boston | MA | 180,744 | 12/23/2014 | 100.0% | Long-Term Acute Care | Inpatient |
| Oceans Katy Behavioral Health Hospital | Houston | TX | 34,296 | 6/8/2018 | 100.0% | Other | Inpatient |
| Post Acute Las Vegas Rehabilitation Hospital | Las Vegas | NV | 56,220 | 6/24/2016 | 100.0% | Inpatient Rehab Facility | Inpatient |
| Post Acute Warm Springs Specialty Hospital of Luling | Austin | TX | 40,901 | 7/30/2015 | 100.0% | Long-Term Acute Care | Inpatient |
| Post Acute Webster Rehabilitation Hospital | Houston | TX | 53,514 | 6/5/2015 | 100.0% | Inpatient Rehab Facility | Inpatient |
| Reading Surgical Hospital | Philadelphia | PA | 33,217 | 7/24/2015 | 100.0% | Acute Care Hospital | Inpatient |
| Saginaw Healthcare Facility | Saginaw | MI | 87,843 | 12/21/2017 | 100.0% | Medical Office Building | Outpatient |
| Select Medical Rehabilitation Facility | Philadelphia | NJ | 89,139 | 11/1/2016 | 100.0% | Inpatient Rehab Facility | Inpatient |
| Silverdale Healthcare Facility | Bremerton | WA | 25,892 | 8/25/2017 | 100.0% | Medical Office Building | Outpatient |
| Silverdale Healthcare Facility II | Bremerton | WA | 19,184 | 9/20/2017 | 100.0% | Medical Office Building | Outpatient |
| TAM - Laredo A | Laredo | TX | 61,677 | 9/19/2019 | 100.0% | Medical Office Building | Outpatient |
| TAM - Laredo B | Laredo | TX | 118,132 | 9/19/2019 | 100.0% | Medical Office Building | Outpatient |
| TAM - Poplar Bluff | Poplar Bluff | MO | 71,519 | 9/19/2019 | 100.0% | Medical Office Building | Outpatient |
| TAM - Tucson | Tuscon | AZ | 34,009 | 9/19/2019 | 100.0% | Medical Office Building | Outpatient |
| Texas Rehab - Allen | Dallas | TX | 42,627 | 3/31/2017 | 100.0% | Inpatient Rehab Facility | Inpatient |
| Texas Rehab - Austin | Austin | TX | 66,095 | 3/31/2017 | 100.0% | Inpatient Rehab Facility | Inpatient |
| Texas Rehab - Beaumont | Beaumont | TX | 61,000 | 3/31/2017 | 100.0% | Inpatient Rehab Facility | Inpatient |
| Texas Rehab - San Antonio | San Antonio | TX | 44,746 | 6/29/2017 | 100.0% | Inpatient Rehab Facility | Inpatient |
| Valdosta Healthcare I | Valdosta | GA | 24,750 | 11/28/2018 | 100.0% | Medical Office Building | Outpatient |
| Valdosta Healthcare II | Valdosta | GA | 12,745 | 11/28/2018 | 100.0% | Medical Office Building | Outpatient |
| Vibra Rehabilitation Hospital | Riverside | CA | 47,008 | 3/1/2016 | 100.0% | Inpatient Rehab Facility | Inpatient |
| Winston-Salem, NC IMF | Winston | NC | 22,200 | 12/17/2014 | 100.0% | Medical Office Building | Outpatient |
| Winter Haven Healthcare Facility | Lakeland | FL | 7,560 | 1/27/2015 | 100.0% | Medical Office Building | Outpatient |

*As of September 30, 2019*

# Portfolio Diversification – Data Center

## Top 10 Markets based on Annualized Base Rent[1]

| | As of September 30, 2019 | | As of September, 2018 | |
|---|---|---|---|---|
| **Top 10 Markets[1]** | **Rentable Sq. Ft.** | **% Leased[2]** | **Rentable Sq. Ft.** | **% Leased[2]** |
| Atlanta | 1,073,037 | 92.5% | 1,073,050 | 91.8% |
| Sacramento | 132,839 | 82.4% | 132,839 | 82.4% |
| Washington D.C. | 131,331 | 97.3% | 131,331 | 97.3% |
| San Jose | 152,983 | 100.0% | 152,983 | 100.0% |
| Los Angeles | 288,000 | 100.0% | 288,000 | 100.0% |
| Houston | 103,200 | 100.0% | 103,200 | 100.0% |
| Bridgeport | 167,691 | 100.0% | 167,691 | 100.0% |
| Oklahoma City | 92,456 | 100.0% | 92,456 | 100.0% |
| Chicago | 181,097 | 100.0% | 181,097 | 94.4% |
| Boston | 153,000 | 100.0% | 153,000 | 100.0% |
| **Total** | **2,475,634** | **95.7%** | **2,475,647** | **95.0%** |

## Top 10 Geographic Diversification[1,3]



Boston
3.5%
Chicago
4.0%
Oklahoma City
4.3%
Bridgeport
4.9%
Houston
6.6%
Los Angeles
6.8%
San Jose
7.5%
Washington D.C.
8.0%
Sacramento
8.5%
Atlanta
27.8%

## Property Diversification



Wholesale
30.1%
Colocation
54.6%
Enterprise
15.3%

1. Based on annualized September 2019 base rent.
2. Weighted average occupancy based on rentable square feet.
3. Percentages represent each market's annualized September 2019 base rent compared to total of all markets' annualized September 2019 base rent.

CARTER VALIDUS MISSION CRITICAL REIT II

# Lease Expirations and Tenant Concentration

## Data Center Lease Expirations



$30.00M
$25.00M
$20.00M
$15.00M
$10.00M
$5.00M
$.00M
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Thereafter
Annualized September 2019 Base Rent
Expiring Leased Square Footage

## Top 10 Data Center Tenants based on Annualized Base Rent

| Tenant Name[1] | | Annualized September 2019 Base Rent | % of Total Data Center Portfolio |
|---|---|---|---|
| Dawn Acquisitions, LLC | $ | 8,703,354 | 11.0% |
| CenturyLink, Inc. | | 8,406,522 | 10.6% |
| American Cancer Society, Inc. | | 5,342,001 | 6.8% |
| Amoco Properties Incorporated | | 5,187,281 | 6.6% |
| U.S. South Communications, Inc. | | 4,902,482 | 6.2% |
| Sungard Availability Services, LP | | 4,794,656 | 6.1% |
| Confidential Data Center Tenant #3 | | 4,480,994 | 5.7% |
| Internap Network Services Corporation | | 3,986,570 | 5.0% |
| Cervalis, LLC | | 3,859,764 | 4.9% |
| Confidential Data Center Tenant #2 | | 3,411,624 | 4.3% |
| **Total** | **$** | **53,075,248** | **67.2%** |

1. Includes tenants under common control.

# Data Center Portfolio

| Property Description | Market | State | Rentable Square Feet | Date Acquired | Occupancy | Property Subtype |
|---|---|---|---|---|---|---|
| 250 Williams Atlanta Data Center | Atlanta | GA | 995,728 | 6/15/2017 | 91.8% | Wholesale |
| Alpharetta Data Center III | Atlanta | GA | 77,322 | 2/2/2016 | 100.0% | Colocation |
| Andover Data Center II | Boston | MA | 153,000 | 11/8/2016 | 100.0% | Colocation |
| Hawthorne Data Center | Los Angeles | CA | 288,000 | 9/27/2016 | 100.0% | Colocation |
| Blythewood Data Center | Columbia | SC | 64,637 | 12/29/2016 | 100.0% | Colocation |
| Canton Data Center | Canton | OH | 29,960 | 10/3/2018 | 100.0% | Colocation |
| Charlotte Data Center II | Charlotte | NC | 52,924 | 5/15/2017 | 100.0% | Colocation |
| Chicago Data Center II | Chicago | IL | 115,352 | 12/28/2016 | 100.0% | Colocation |
| Cincinnati Data Center | Cincinnati | OH | 69,826 | 6/30/2017 | 100.0% | Enterprise |
| Eagan Data Center | St. Cloud | MN | 87,402 | 6/29/2015 | 100.0% | Enterprise |
| Elgin Data Center | Chicago | IL | 65,745 | 12/22/2017 | 100.0% | Colocation |
| Flint Data Center | Flint | MI | 32,500 | 2/2/2016 | 100.0% | Colocation |
| Houston Data Center | Houston | TX | 103,200 | 11/16/2017 | 100.0% | Enterprise |
| Indianapolis Data Center | Indianapolis | IN | 43,724 | 4/1/2015 | 100.0% | Colocation |
| King of Prussia Data Center | Philadelphia | PA | 50,000 | 9/28/2017 | 100.0% | Enterprise |
| McLean I (Roosevelt Building) | Washington D.C. | VA | 69,329 | 10/17/2016 | 94.9% | Colocation |
| McLean II (Polk Annex Building) | Washington D.C. | VA | 62,002 | 10/17/2016 | 100.0% | Colocation |
| Minnetonka Data Center | Minneapolis | MN | 135,240 | 8/28/2015 | 100.0% | Colocation |
| Norwalk Data Center | Bridgeport | CT | 167,691 | 3/30/2017 | 100.0% | Colocation |
| Oklahoma City Data Center | Oklahoma City | OK | 92,456 | 12/27/2017 | 100.0% | Colocation |
| Rancho Cordova Data Center I | Sacramento | CA | 69,048 | 3/14/2018 | 100.0% | Colocation |
| Rancho Cordova Data Center II | Sacramento | CA | 63,791 | 3/14/2018 | 63.3% | Wholesale |
| San Jose Data Center | San Jose | CA | 76,410 | 6/13/2018 | 100.0% | Enterprise |
| Somerset Data Center | New York City | NJ | 36,118 | 6/29/2016 | 100.0% | Colocation |
| Sunnyvale Data Center | San Jose | CA | 76,573 | 6/28/2017 | 100.0% | Colocation |

*As of September 30, 2019*

# Data Center Portfolio (continued)

| Property Description | Market | State | Rentable Square Feet | Date Acquired | Occupancy | Property Subtype |
|---|---|---|---|---|---|---|
| Tempe Data Center | Phoenix | AZ | 44,244 | 1/26/2017 | 100.0% | Enterprise |
| Tempe Data Center II | Phoenix | AZ | 58,560 | 9/29/2017 | 100.0% | Colocation |
| Tennessee Data Center | Nashville | TN | 71,726 | 3/31/2016 | 100.0% | Colocation |
| Waco Data Center | Waco | TX | 43,596 | 12/30/2015 | 100.0% | Colocation |

*As of September 30, 2019*

# Net Debt & EBITDAre Reconciliation

(Amounts in thousands)

| | As of September 30, 2019 | As of June 30, 2019 | As of March 31,2019 | As of December 31, 2018 | As of September 30, 2018 |
|---|---|---|---|---|---|
| Total debt | $ 906,506 | $ 837,069 | $ 832,481 | $ 822,786 | $ 777,875 |
| Less: Cash and cash equivalents | 67,969 | 66,049 | 73,727 | 68,360 | 84,789 |
| **Net debt** | **$ 838,537** | **$ 771,020** | **$ 758,754** | **$ 754,426** | **$ 693,086** |

| | Three Months Ended September 30, 2019 | Three Months Ended June 30, 2019 | Three Months Ended March 31, 2019 | Three Months Ended December 31, 2018 | Three Months Ended September 30, 2018 |
|---|---|---|---|---|---|
| Net (loss) income attributable to common stockholders | $ (9,630) | $ 6,264 | $ 4,361 | $ 6,466 | $ 7,717 |
| Total interest expense, adjusted | 12,078 | 10,026 | 9,955 | 9,928 | 9,039 |
| Depreciation and amortization | 16,254 | 15,610 | 18,246 | 15,410 | 14,849 |
| Impairment loss on real estate | 13,000 | — | — | — | — |
| **EBITDAre** | **$ 31,702** | **$ 31,900** | **$ 32,562** | **$ 31,804** | **$ 31,605** |
| **Annualized EBITDAre** | **$ 126,808** | **$ 127,600** | **$ 130,248** | **$ 127,216** | **$ 126,420** |
| **Net debt to annualized EBITDAre** | **6.6x** | **6.0x** | **5.8x** | **5.9x** | **5.5x** |
| *Reconciliation of total interest expense, adjusted:* | | | | | |
| Interest on notes payable | $ 5,277 | $ 5,218 | $ 5,175 | $ 5,340 | $ 5,251 |
| Interest on credit facility | 6,167 | 4,218 | 4,197 | 3,991 | 3,370 |
| Amortization of deferred financing costs | 647 | 623 | 606 | 605 | 600 |
| Cash deposits interest | (158) | (133) | (120) | (452) | (101) |
| Capitalized interest | (13) | (33) | (23) | (8) | (182) |
| **Total interest and other expense, net, as reported** | **$ 11,920** | **$ 9,893** | **$ 9,835** | **$ 9,476** | **$ 8,938** |
| *Adjustment:* | | | | | |
| Cash deposits interest | 158 | 133 | 120 | 452 | 101 |
| **Total interest expense, adjusted** | **$ 12,078** | **$ 10,026** | **$ 9,955** | **$ 9,928** | **$ 9,039** |

# FFO and MFFO Reconciliation

| *(Amounts in thousands, except share data and per share amounts)* | For the Three Months Ended September 30, 2019 | For the Three Months Ended September 30, 2018 | For the Nine Months Ended September 30, 2019 | For the Nine Months Ended September 30, 2018 |
|---|---|---|---|---|
| Net (loss) income attributable to common stockholders | $ (9,630) | $ 7,717 | $ 995 | $ 22,407 |
| Adjustments: | | | | |
| Depreciation and amortization[1] | 16,254 | 14,849 | 50,110 | 42,848 |
| Impairment loss on real estate | 13,000 | — | 13,000 | — |
| FFO attributable to common stockholders | $ 19,624 | $ 22,566 | $ 64,105 | $ 65,255 |
| Adjustments: | | | | |
| Amortization of intangible assets and liabilities[2] | (1,285) | (1,086) | (3,438) | (3,258) |
| Operating leases | 141 | — | 365 | — |
| Straight-line rent[3] | (2,784) | (3,326) | (8,440) | (10,009) |
| Ineffectiveness of interest rate swaps | — | 49 | — | 28 |
| MFFO attributable to common stockholders | $ 15,696 | $ 18,105 | $ 52,592 | $ 52,016 |
| Weighted average common shares outstanding - basic | 137,063,509 | 132,467,127 | 136,461,135 | 129,614,816 |
| Weighted average common shares outstanding - diluted | 137,063,509 | 132,491,755 | 136,484,303 | 129,637,967 |
| Weighted average common shares outstanding – diluted for FFO | 137,082,259 | 132,491,755 | 136,484,303 | 129,637,967 |
| Net (loss) income per common share – basic | $ (0.07) | $ 0.06 | $ 0.01 | $ 0.17 |
| Net (loss) income per common share – diluted | $ (0.07) | $ 0.06 | $ 0.01 | $ 0.17 |
| FFO per common share - basic | $ 0.14 | $ 0.17 | $ 0.47 | $ 0.50 |
| FFO per common share - diluted | $ 0.14 | $ 0.17 | $ 0.47 | $ 0.50 |

1. During the three months ended September 30, 2019, the Company wrote off one in-place lease intangible asset in the amount of approximately $0.5 million by accelerating the amortization of the acquired intangible asset. During the nine months ended September 30, 2019, the Company wrote off two in-place lease intangible assets in the amount of approximately $3.2 million by accelerating the amortization of the acquired intangible assets.
2. Under GAAP, certain intangibles are accounted for at cost and reviewed for impairment. However, because real estate values and market lease rates historically rise or fall with market conditions, management believes that by excluding charges related to amortization of these intangibles, MFFO provides useful supplemental information on the performance of the real estate. During the three and nine months ended September 30, 2019, the Company wrote off one below-market lease intangible liability in the amount of approximately $0.2 million by accelerating the amortization of the acquired intangible liability.
3. Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays if applicable). This may result in income recognition that is significantly different than the underlying contract terms. During the three and nine months ended September 30, 2019, the Company wrote off approximately $0.1 million and $0.6 million of straight-line rent, respectively. By adjusting for the change in straight-line rent receivable, MFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns with our analysis of operating performance.

CARTER VALIDUS MISSION CRITICAL REIT II

# NOI Reconciliations

| (Amounts in thousands) | Three Months Ended September 30, 2019 | Three Months Ended September 30, 2018 | Nine Months Ended September 30, 2019 | Nine Months Ended September 30, 2018 |
|---|---|---|---|---|
| **Revenue:** | | | | |
| Rental revenue | $ 48,063 | $ 45,518 | $ 141,467 | $ 130,760 |
| **Expenses:** | | | | |
| Rental expenses | 10,740 | 9,447 | 30,010 | 27,439 |
| **Net operating income** | 37,323 | 36,071 | 111,457 | 103,321 |
| **Expenses:** | | | | |
| General and administrative expenses | 2,239 | 1,244 | 5,177 | 3,526 |
| Asset management fees | 3,540 | 3,323 | 10,527 | 9,655 |
| Depreciation and amortization | 16,254 | 14,849 | 50,110 | 42,848 |
| Impairment loss on real estate | 13,000 | — | 13,000 | — |
| **Income from operations** | 2,290 | 16,655 | 32,643 | 47,292 |
| Interest and other expense, net | 11,920 | 8,938 | 31,648 | 24,885 |
| **Net (loss) income attributable to common stockholders** | $ (9,630) | $ 7,717 | $ 995 | $ 22,407 |

# Glossary

**Annualized Base Rent** is the sum of each property's last month of base rent in the period multiplied by twelve, unless otherwise specified.

**EBITDAre** is a supplemental performance measure promulgated by the National Association of Real Estate Investment Trusts ("NAREIT") known as Earnings Before Interest, Income Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). NAREIT defines EBITDAre as net income or loss computed in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization, impairment write-downs on real estate, gains or losses from disposition of property and our pro rata share of EBITDAre adjustments related to unconsolidated partnerships and joint ventures.

**Funds from Operations ("FFO")** is defined consistent with the NAREIT definition, as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and asset impairment write-downs, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect FFO on the same basis. The Company's management, along with others in the real estate industry, consider FFO to be an appropriate supplemental measure of a REIT's operating performance because it is based on a net income analysis of property portfolio performance that excludes non-cash items such as depreciation and amortization and asset impairment write-downs, which the Company believes provides a more complete understanding of its performance to investors and to its management, and when compared year over year, reflects the impact on the Company's operations from trends in occupancy.

**Interest Coverage Ratio** is the ratio of earnings before interest and income taxes ("EBIT") expressed as a multiple of Total Interest Expense, Adjusted.

**Modified Funds from Operations ("MFFO")** is defined consistent with the Institute of Portfolio Alternative's ("IPA") definition in its Practice Guideline: FFO further adjusted for the following items included in the determination of GAAP net income; acquisition fees and expenses; amounts related to straight-line rental income and amortization of above and below intangible lease assets and liabilities; accretion of discounts and amortization of premiums on debt investments; mark-to-market adjustments included in net income; nonrecurring gains or losses included in net income from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan, unrealized gains or losses resulting from consolidation from, or deconsolidation to, equity accounting, adjustments related to contingent purchase price obligations where such adjustments have been included in the derivation of GAAP net income, and after adjustments for a consolidated and unconsolidated partnership and joint ventures, with such adjustments calculated to reflect MFFO on the same basis. The Company's MFFO calculation complies with the IPA's Practice Guideline, described above. In calculating MFFO, the Company excludes amortization of above and below-market leases, along with the net of right-of-use assets - operating leases and operating lease liabilities, resulting from above- and below- market ground leases, amounts related to straight-line rents (which are adjusted in order to reflect such payments from a GAAP accrual basis to closer to an expected to be received cash basis of disclosing the rent and lease payment) and ineffectiveness of interest rate swaps. The other adjustments included in the IPA's Practice Guideline are not applicable to the Company.

**Net Asset Value ("NAV")** is determined by the Board of Directors and based on the estimated value of the Company's assets, less the estimated value of the Company's liabilities, divided by the approximate number of shares outstanding on a fully diluted basis. This valuation was performed in accordance with the provisions of Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the IPA in April 2013, in addition to guidance from the SEC. The Company can give no assurance that: a stockholder would be able to resell his or her shares at this estimated NAV; a stockholder would ultimately realize distributions per share equal to the Company's estimated per share NAV upon liquidation of the Company's assets and settlement of its liabilities or a sale of the Company; the Company's shares of common stock would trade at the estimated per share NAV on a national securities exchange; a different independent third-party appraiser or other third-party valuation firm would agree with the Company's estimated per share NAV; or the methodology used to estimate the Company's estimated per share NAV would be acceptable to the Financial Industry Regulatory Authority ("FINRA") or for compliance with the Employment Retirement Income Security Act of 1974 ("ERISA") reporting requirements. Similarly, the amount a stockholder may receive upon repurchase of his or her shares, if he or she is eligible to participate in the Company's share repurchase program, may be greater than or less than the amount a stockholder paid for the shares, regardless of any increase in the underlying value of any assets owned by the Company.

**Net Debt & Net Debt Leverage Ratio** are not recognized as financial measures under GAAP; however, management believes net debt leverage ratio is a key financial measure and uses it to assess the borrowing capacity of the Company. The Company defines its net debt leverage ratio as net debt (principal debt outstanding less cash and cash equivalents) divided by total fair market value of real estate-related investments (calculated as of June 30, 2018), plus total aggregate purchase price of investments acquired after the respective dates.

**Net Operating Income ("NOI")**, a non-GAAP financial measure, is defined as total revenues, less rental expenses, which excludes depreciation and amortization, general and administrative expenses, acquisition related expenses, asset management fees and interest and other expense, net. The Company believes that net operating income serves as a useful supplement to net income because it allows investors and management to measure unlevered property-level operating results and to compare operating results to the operating results of other real estate companies between periods on a consistent basis. Net operating income should not be considered as an alternative to net income determined in accordance with GAAP as an indicator of financial performance, and accordingly, the Company believes that in order to facilitate a clear understanding of the consolidated historical operating results, net operating income should be examined in conjunction with net income as presented in the consolidated financial statements and data included on the Company's Annual Report on Form 10-K filed with the SEC on March 22, 2019, and subsequent quarterly filings on form 10-Q.

**NOI Yield** is calculated as net operating income to fair market value of real estate-related investments (calculated as of June 30, 2018), plus total aggregate purchase price of investments acquired after that date.

**Occupancy Rate** is a weighted average calculation of the portfolio's occupancy based on rentable square footage.

**Same Store Properties** are operating properties that were owned and operated for the entirety of all calendar periods being compared and exclude properties under development. The Company generates the majority of its NOI from property operations. To evaluate properties on a comparable basis, management analyzes the NOI from same store properties. By doing so, management is able to monitor the core operations of the portfolio and determine the effects of new acquisitions on net income.

**Remaining Lease Term** is a weighted average calculation of the portfolio's remaining lease term based on leased square footage.

**Rent Escalation is** a weighted average calculation of the portfolio's rent escalations based on leased square footage.

**Total Investments is** based on aggregate contract purchase price, acquisition costs and additional capital expenditures.